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Exhibit 99.1

LETTER OF TRANSMITTAL

TO TENDER FOR EXCHANGE

9.125% SENIOR NOTES DUE 2017
OF
FERRELLGAS, L.P.
AND
FERRELLGAS FINANCE CORP.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2010, UNLESS EXTENDED (THAT DATE, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). TENDERS OF UNREGISTERED NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent is:

U.S. BANK NATIONAL ASSOCIATION

By Mail, Courier or Overnight Delivery:

West Side Flats Operations Center
Attn: Brandi Steward
60 Livingston Avenue
Mail Station—EP-MN-WS2N
St. Paul, Minnesota 55107-2292

By Facsimile Transmission (for Eligible Institutions only):

651-495-8158

Confirm by Telephone:

651-495-4738

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

        HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE EXCHANGE NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR UNREGISTERED NOTES TO THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

        The term "Expiration Date" shall mean 5:00 p.m. New York City time on                        , 2010, unless the Issuers extend the exchange offer described herein, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended.

        The exchange offer described herein is made in connection with the prospectus dated                     , 2010 (the "Prospectus"), filed by Ferrellgas, L.P. and Ferrellgas Finance Corp (together, the "Issuers") as part of their Registration Statement (Reg. No. 333-            and No. 333-            ) as filed with the Securities and Exchange Commission (the "SEC") on                     , 2010. The term "Exchange Offer" shall mean the exchange offer set forth in the Prospectus and this Letter of Transmittal.

        This Letter of Transmittal is to be used by holders of the $300,00,000 aggregate principal amount of the unregistered 9.125% Senior Notes due 2017 issued on September 14, 2009 by the Issuers (the "Unregistered Notes" and such holders, the "Holders") to exchange for a like principal amount of the Issuers' 9.125% Senior Notes due 2017 that have been registered under the Securities Act of 1933 (the

"Exchange Notes") if: (i) certificates representing Unregistered Notes are to be physically delivered to the Exchange Agent herewith by such Holders; (ii) tender of Unregistered Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth under the caption "The exchange offer—Procedures for tendering" in the Prospectus; or (iii) tender of Unregistered Notes is to be made according to the guaranteed delivery procedures set forth under the caption "The exchange offer—Guaranteed delivery procedures" in the Prospectus, and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

        The Unregistered Notes have CUSIP numbers 315292 AG7 and U31538 AB4.

        Holders that are tendering by book-entry transfer to the Exchange Agent's account at DTC, Euroclear or Clearstream Banking can execute the tender through ATOP, for which the transaction will be eligible. DTC, Euroclear or Clearstream Banking participants that are accepting the Exchange Offer must transmit their acceptance to DTC, Euroclear or Clearstream Banking which will edit and verify the acceptance and execute a book-entry delivery to the applicable Exchange Agent's account. DTC, Euroclear or Clearstream Banking will then send an agent's message (as described in the Prospectus under the caption "The exchange offer—Book entry transfer") to the Exchange Agent for its acceptance. Delivery of the Agent's Message will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC, Euroclear or Clearstream Banking participants may also accept the Exchange Offer by submitting a notice of guaranteed delivery through ATOP.

        Delivery of documents to DTC, Euroclear or Clearstream Banking does not constitute delivery to the Exchange Agent.

        If a Holder desires to tender Unregistered Notes pursuant to the Exchange Offer and time will not permit this Letter of Transmittal, certificates representing such Unregistered Notes and all other required documents to reach the Exchange Agent, or the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Date, then such Holder must tender such Unregistered Notes according to the guaranteed delivery procedures set forth under the caption "The exchange offer—Guaranteed delivery procedures" in the Prospectus. See Instruction 2.

        The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

        PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE EXCHANGE AGENT. SEE INSTRUCTION 11.

TENDER OF UNREGISTERED NOTES

☐
CHECK HERE IF TENDERED UNREGISTERED NOTES ARE ENCLOSED HEREWITH.

☐
CHECK HERE IF TENDERED UNREGISTERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:
☐
CHECK HERE IF TENDERED UNREGISTERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

        List below the Unregistered Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal.

DESCRIPTION OF 9.125% SENIOR NOTES DUE 2017

Name(s) and Address(es) of Registered Holder(s) (Please fill in if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented**	Principal Amount Tendered**

Total Principal Amount of Unregistered Notes

*
Need not be completed by Holders tendering by book-entry transfer.

**
Unless otherwise specified, the entire aggregate principal amount represented by the Unregistered Notes described above will be deemed to be tendered. See Instruction 4.

        The names and addresses of the registered Holders should be printed, if not already printed above, exactly as they appear on the Unregistered Notes tendered hereby. The Unregistered Notes and the principal amount of Unregistered Notes that the undersigned wishes to tender should be indicated in the appropriate boxes.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

        The undersigned hereby tenders to the Issuers, upon the terms and subject to the conditions set forth in their Prospectus, receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal, the principal amount of Unregistered Notes indicated in the table above entitled "Description of 9.125% Senior Notes Due 2017" under the column heading "Principal Amount Tendered." The undersigned represents that it is duly authorized to tender all of the Unregistered Notes tendered hereby that it holds for the account of beneficial owners of such Unregistered Notes (the "Beneficial Owners(s)") and to make the representations and statements set forth herein on behalf of such Beneficial Owner(s).

        Subject to, and effective upon, the acceptance for purchase of the principal amount of Unregistered Notes tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuers, all right, title and interest in and to all of the Unregistered Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of Issuers) with respect to such Unregistered Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Unregistered Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Unregistered Notes on the account books maintained by DTC, Euroclear or Clearstream Banking to, or upon the order of, the Issuers, (ii) present such Unregistered Notes for transfer of ownership on the books of the Issuers, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Unregistered Notes, all in accordance with the terms and conditions of the Exchange Offer as described in the Prospectus. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

        By accepting the Exchange Offer, the undersigned hereby represents and warrants that at the time of the consummation of the Exchange Offer (i) the Exchange Notes to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) the undersigned and each Beneficial Owner(s) are not participating, do not intend to participate, and have no arrangement or understanding with any person or entity to participate, in the distribution of the Exchange Notes, (iii) except as indicated below, neither the undersigned nor any Beneficial Owner is an "affiliate" of the Issuers, as defined in Rule 405 under the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act"), and (iv) the undersigned and each Beneficial Owner acknowledge and agree that (x) any person participating in the Exchange Offer with the intention or for the purpose of distributing the Exchange Notes or who is an "affiliate" of the Issuers as defined above shall comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Exchange Notes acquired by such person or entity and cannot rely on the position of the Staff of the SEC set forth in the no-action letters that are noted in the section of the Prospectus entitled "The exchange offer—Resale of exchange notes" and (y) any broker-dealer that pursuant to the Exchange Offer receives Exchange Notes for its own account in exchange for Unregistered Notes which it acquired for its own account as a result of market-making activities or other trading activities shall deliver a prospectus meeting the requirement of the Securities Act in connection with any resale of such Exchange Notes. By so acknowledging and by delivering a prospectus, a broker-dealer shall not be deemed to admit that it is an"underwriter" within the meaning of the Securities Act.

        The undersigned understands that tenders of Unregistered Notes may be withdrawn by written notice of withdrawal received by the Exchange Agent at any time prior to the Expiration Date in accordance with the Prospectus. In the event of a termination of the Offer, the Unregistered Notes tendered pursuant to the Exchange Offer will be returned to the tendering Holders promptly (or, in the case of Unregistered Notes tendered by book-entry transfer, such Unregistered Notes will be credited to the account maintained at DTC from which such Unregistered Notes were delivered). If the Issuers make a material change in the terms of the Exchange Offer or the information concerning the Exchange Offer or waive a material condition of such Exchange Offer, the Issuers will disseminate additional Exchange Offer materials and extend such Exchange Offer, if and to the extent required by law.

        The undersigned understands that the tender of Unregistered Notes pursuant to any of the procedures set forth in the Prospectus and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Exchange Offer. The Issuers' acceptance for exchange of Unregistered Notes tendered pursuant to any of the procedures described in the Prospectus will constitute a binding agreement between the undersigned and the Issuers in accordance with the terms and subject to the conditions of the Exchange Offer. For purposes of the Exchange Offer, the undersigned understands that validly tendered Unregistered Notes (or defectively tendered Unregistered Notes with respect to which the Issuers have, or have caused to be, waived such defect) will be deemed to have been accepted by the Issuers if, as and when the Issuers give oral or written notice thereof to the Exchange Agent. The undersigned also agrees that acceptance of any tendered Unregistered Notes by the Issuers and the issuance of Exchange Notes in exchange therefore shall constitute performance in full by the Issuers of their respective obligations under the Registration Rights Agreement dated as of September 14, 2009, among the Issuers and the initial purchasers of the Unregistered Notes, and that, upon the issuance of the Exchange Notes the Issuers will have no further obligations or liabilities thereunder (except in certain limited circumstances).

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Unregistered Notes tendered hereby, and that when such tendered Unregistered Notes are accepted for purchase by the Issuers, the Issuers will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or by the Issuers to be necessary or desirable to complete the sale, assignment and transfer of the Unregistered Notes tendered hereby.

        None of the authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and shall survive, the death or incapacity of the undersigned and any Beneficial Owner(s), and any obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned, as well as such Beneficial Owner(s).

        The undersigned understands that the delivery and surrender of any Unregistered Notes is not effective, and the risk of loss of the Unregistered Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Issuers. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Unregistered Notes will be determined by the Issuers, in their sole discretion, which determination shall be final and binding.

        Unless otherwise indicated herein under "Special Issuance Instructions," the undersigned hereby requests that any Unregistered Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of the undersigned (and in the case of Unregistered Notes tendered by book-entry transfer, by credit to the account of DTC), and Exchange Notes issued in exchange for Unregistered Notes pursuant to the Exchange Offer be issued to the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any Unregistered Notes representing principal amounts not tendered or not accepted for purchase and Exchange Notes issued in exchange for Unregistered Notes pursuant to the Exchange Offer be delivered to the undersigned at the address shown below the undersigned's signature(s). In the event that the "Special Issuance Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any Unregistered Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, certificates for such Unregistered Notes be delivered to, and Exchange Notes issued in exchange for Unregistered Notes pursuant to the Exchange Offer be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that the Issuers have no obligation pursuant to the "Special Issuance Instructions" box or "Special Delivery Instructions" box to transfer any Unregistered Notes from the name of the registered Holder(s) thereof if the Issuers do not accept for exchange any of the principal amount of such Unregistered Notes so tendered.

☐
CHECK HERE IF YOU OR ANY BENEFICIAL OWNER FOR WHOM YOU HOLD UNREGISTERED NOTES IS AN AFFILIATE OF THE ISSUERS.

☐
CHECK HERE IF YOU OR ANY BENEFICIAL OWNER FOR WHOM YOU HOLD UNREGISTERED NOTES TENDERED HEREBY IS A BROKER-DEALER WHO ACQUIRED SUCH UNREGISTERED NOTES DIRECTLY FROM THE ISSUERS OR AN AFFILIATE OF THE ISSUERS.

☐
CHECK HERE AND COMPLETE THE LINES BELOW IF YOU OR ANY BENEFICIAL OWNER FOR WHOM YOU HOLD UNREGISTERED NOTES TENDERED HEREBY IS A BROKER-DEALER WHO ACQUIRED SUCH UNREGISTERED NOTES IN MARKET-MAKING OR OTHER TRADING ACTIVITIES. IF THIS BOX IS CHECKED, THE ISSUERS WILL SEND 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO TO YOU OR SUCH BENEFICIAL OWNER AT THE ADDRESS SPECIFIED IN THE FOLLOWING LINES.

Name:

Address:

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

        To be completed ONLY if Unregistered Notes in a principal amount not tendered or not accepted for exchange are to be issued in the name of, or Exchange Notes are to be issued in the name of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of 9.125% Senior Notes Due 2017" within this Letter of Transmittal.

Issue:	☐ Unregistered Notes
☐ Exchange Notes
(check as applicable)

Name
(Please Print)

Address
(Please Print)
(Zip Code)
(Tax Identification or Social Security Number) (See Substitute Form W-9 herein)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

        To be completed ONLY if Unregistered Notes in a principal amount not tendered or not accepted for purchase or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled "Description of 9.125% Senior Notes Due 2017" within this Letter of Transmittal.

Delivery:	☐ Unregistered Notes
☐ Exchange Notes
(check as applicable)

Name
(Please Print)

Address
(Please Print)
(Zip Code)
(Tax Identification or Social Security Number) (See Substitute Form W-9 herein)

PLEASE SIGN HERE
(To be completed by all tendering Holders
regardless of whether their Unregistered Notes are being physically delivered herewith)

        This Letter of Transmittal must be signed by the registered Holder(s) exactly as name(s) appear(s) on certificate(s) for Unregistered Note(s) or, if tendered by a participant in DTC, Euroclear or Clearstream Banking, exactly as such participant's name appears on a security position listing as owner of Unregistered Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporation or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

Signature(s) of Registered Holder(s) or Authorized Signatory (See guarantee requirement below)

Dated:	, 2010

Name(s)

(Please Print)

Capacity (Full Title)

Address

(Including Zip Code)

Area Code and Tel. Number

Tax Identification or Social Security No.
(Complete Accompanying Substitute Form W-9)

Signature Guarantee
(If Required—See Instructions 1 and 5)

Authorized Signature

Name of Firm

[place seal here]

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

        1.    Signature Guarantees.    Signatures on this Letter of Transmittal must be guaranteed by a recognized member of the Medallion Signature Guarantee Program or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing, an "Eligible Institution"), unless the Unregistered Notes tendered hereby are tendered (i) by a registered Holder of Unregistered Notes (or by a participant in DTC, Euroclear or Clearstream Banking whose name appears on a security position listing as the owner of such Unregistered Notes) that has not completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, or (ii) for the account of an Eligible Institution. If the Unregistered Notes are registered in the name of a person other than the signer of this Letter of Transmittal, if Unregistered Notes not accepted for exchange or not tendered are to be returned to a person other than the registered Holder or if Exchange Notes are to be issued in the name of or sent to a person other than the registered Holder, then the signatures on this Letter of Transmittal accompanying the tendered Unregistered Notes must be guaranteed by an Eligible Institution as described above. See Instruction 5.

        2.    Delivery of Letter of Transmittal and Unregistered Notes.    This Letter of Transmittal is to be completed by Holders if (i) certificates representing Unregistered Notes are to be physically delivered to the Exchange Agent herewith by such Holders; (ii) tender of Unregistered Notes is to be made by book-entry transfer to the Exchange Agent's account at DTC, Euroclear or Clearstream Banking pursuant to the procedures set forth under the caption "The exchange offer—Procedures for tendering" in the Prospectus; or (iii) tender of Unregistered Notes is to be made according to the guaranteed delivery procedures set forth under the caption "The exchange offer—Guaranteed delivery procedures" in the Prospectus. All physically delivered Unregistered Notes, or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC, Euroclear or Clearstream Banking of all Unregistered Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the cover page hereto on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

        If a Holder desires to tender Unregistered Notes pursuant to the Exchange Offer and time will not permit this Letter of Transmittal, certificates representing such Unregistered Notes and all other required documents to reach the Exchange Agent, or the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Date, such Holder must tender such Unregistered Notes pursuant to the guaranteed delivery procedures set forth under the caption "The exchange offer—Guaranteed delivery procedures" in the Prospectus. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Issuers, or an Agent's Message with respect to guaranteed delivery that is accepted by the Issuers, must be received by the Exchange Agent, either by hand delivery, mail, telegram, or facsimile transmission, on or prior to the Expiration Date; and (iii) the certificates for all tendered Unregistered Notes, in proper form for transfer (or confirmation of a book-entry transfer of all Unregistered Notes delivered electronically into the Exchange Agent's account at DTC, Euroclear or Clearstream Banking pursuant to the procedures for such transfer set forth in the Prospectus), together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or in the case of a book-entry transfer, a properly transmitted Agent's Message, must be received by the Exchange Agent within two business days after the date of the execution of the Notice of Guaranteed Delivery.

        The method of delivery of this Letter of Transmittal, the Unregistered Notes and all other required documents, including delivery through DTC, Euroclear or Clearstream Banking and any acceptance or Agent's Message delivered through ATOP, is at the option and risk of the tendering Holder and, except as otherwise provided in this Instruction 2, delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, it is suggested that the Holder use properly-insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to such date.

        Except in limited circumstances, only a registered Holder of Unregistered Notes or a Euroclear, Clearstream Banking or DTC participant listed on a securities position listing furnished by Euroclear, Clearstream Banking or DTC with respect to the Unregistered Notes may tender its Unregistered Notes in the Exchange Offer. Any beneficial owner of Unregistered Notes who is not the registered Holder and is not a Euroclear, Clearstream Banking or DTC participant and who wishes to tender should arrange with such registered Holder to execute and deliver this Letter of Transmittal on such beneficial owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his, her or its Unregistered Notes, either make appropriate arrangements to register ownership of the Unregistered Notes in such beneficial owner's name or obtain a properly completed bond power from the registered Holder or properly endorsed certificates representing such Unregistered Notes in such beneficial owner's name or obtain a properly completed bond power from the registered Holder or properly endorsed certificate representing such Unregistered Notes.

        No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Unregistered Notes for payment.

        3.    Inadequate Space.    If the space provided herein is inadequate, the certificate numbers and/or the principal amount represented by Unregistered Notes should be listed on a separate signed schedule attached hereto.

        4.    Partial Tenders.    (Not applicable to Holders who tender by book-entry transfer). If Holders wish to tender less than the entire principal amount evidenced by any Unregistered Note submitted, but only for a minimum of $2,000.00 and in integral multiples of $1,000.00, such Holders must fill in the principal amount that is to be tendered in the column entitled "Principal Amount Tendered." In the case of a partial tender of Unregistered Notes, as soon as practicable after the Expiration Date, new certificates for the remainder of the Unregistered Notes that were evidenced by such Holder's old certificates will be sent to such Holder, unless otherwise provided in the appropriate box on this Letter of Transmittal. The entire principal amount that is represented by Unregistered Notes delivered to the Exchange Agent will be deemed to have been tendered, unless otherwise indicated.

        5.    Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements.    If this Letter of Transmittal is signed by the registered Holder(s) of the Unregistered Notes tendered hereby, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC, Euroclear or Clearstream Banking whose name is shown as the owner of the Unregistered Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Unregistered Notes.

        If any of the Unregistered Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any of the Unregistered Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

        If this Letter of Transmittal or any Unregistered Note or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Issuers of such person's authority to so act must be submitted.

        When this Letter of Transmittal is signed by the registered Holders of the Unregistered Notes listed herein and transmitted hereby, no endorsements of Unregistered Notes or separate instruments of transfer are required unless payment is to be made, or Unregistered Notes not tendered or purchased are to be issued, to a person other than the registered Holders, in which case signatures on such Unregistered Notes or instruments of transfer must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed other than by the registered Holders of the Unregistered Notes listed herein, the Unregistered Notes must be endorsed or accompanied by appropriate instruments of transfer, in either case signed exactly as the name or names of the registered Holders appear on the Unregistered Notes and signatures on such Unregistered Notes or instruments of transfer are required and must be guaranteed by an Eligible Institution, unless the signature is that of an Eligible Institution.

        6.    Special Issuance and Delivery Instructions.    If certificates for Exchange Notes or unexchanged or untendered Unregistered Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes or such Unregistered Notes are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. All Unregistered Notes tendered by book-entry transfer and not accepted for payment will be returned by crediting the account at DTC, Euroclear or Clearstream Banking designated above as the account for which such Unregistered Notes were delivered.

        7.    Transfer Taxes.    Except as set forth in this Instruction 7, the Issuers will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Unregistered Notes to it, or to its order, pursuant to the Exchange Offer. If Exchange Notes, or Unregistered Notes not tendered or exchanged, are to be registered in the name of, any persons other than the registered owners, or if tendered Unregistered Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered Holder or such other person) payable on account of the transfer to such other person must be paid to the Issuers or the Exchange Agent (unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted) before the Exchange Notes will be issued.

        8.    Waiver of Conditions.    The conditions of the Exchange Offer may be amended or waived by the Issuers, in whole or in part, at any time and from time to time in the Issuers' sole discretion, in the case of any Unregistered Notes tendered.

        9.    Substitute Form W-9.    Under federal income tax law, each tendering owner of an Unregistered Note is required to provide the Exchange Agent with its correct taxpayer identification number ("TIN") on Substitute Form W-9 below. An individual's TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, payments of interest on the Exchange Notes that are made to a tendering owner or another payee may be subject to 28% backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

        If backup withholding applies, the Exchange Agent is required to withhold 28% of any such payments of interest on the Exchange Notes made to a tendering owner or another payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

        The box in Part 3 of the Substitute Form W-9 may be checked if a tendering owner has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If a tendering owner checks the box in Part 3, the tendering owner or the other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% on all such payments of interest on the Exchange Notes made prior to the time a properly certified TIN is provided to the Exchange Agent. However, such amounts will be refunded to a tendering owner if a TIN is provided to the Exchange Agent within 60 days.

        A tendering owner is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the owner of the Unregistered Notes or of the last transferee appearing on the transfers attached to, or endorsed on, such Unregistered Notes. If the Unregistered Notes are registered in more than one name or are not in the name of the actual tendering owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

        10.    Form W-8 BEN.    Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. For a foreign individual to qualify as an exempt recipient, the Holder must submit a Form W-8 BEN, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 BEN can be obtained from the Exchange Agent. Foreign Holders are urged to consult their tax advisors regarding the application of U.S. Federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedures.

        11.    Requests for Assistance or Additional Copies.    Any questions or requests for assistance or additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Exchange Agent at the telephone numbers and locations listed on the cover page of this Letter of Transmittal. A Holder or owner may also contact such Holder's or owner's broker, dealer, commercial bank or trust company or nominee for assistance concerning the Exchange Offer.

        12.    Mutilated, Lost, Stolen or Destroyed Unregistered Notes.    Any tendering Holder whose Unregistered Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

        13.    Irregularities.    All questions as to the aggregate principal amount of Unregistered Notes to be tendered and the validity, form and tender of any Unregistered Notes or this Letter of Transmittal or other documents related thereto will be determined by the Issuers, in their sole discretion, which determination shall be final and binding on all parties. The Issuers reserve the absolute right to reject any or all tenders of Unregistered Notes they determine not to be in proper form or the acceptance of which, in the opinion of the Issuers' counsel, may be unlawful. The Issuers also reserve the absolute right to waive any defect or irregularity in the delivery of any particular Unregistered Note, Letter of Transmittal or any other document by any Holder. No delivery of Unregistered Notes, a Letter of Transmittal or other document will be deemed to be validly made until all defects or irregularities have been cured or waived. None of the Issuers or the Exchange Agent or any other person is or will be obligated to give notice of any defects or irregularities in deliveries by Holders, and none of them will incur any liability for failure to give any such notice.

        IMPORTANT: This Letter of Transmittal (or a facsimile hereof), together with certificates representing the Unregistered Notes and all other required documents or the Notice of Guaranteed Delivery, must be received by the Exchange Agent on or prior to the Expiration Date.

TO BE COMPLETED BY ALL HOLDERS OF UNREGISTERED NOTES
(See "Important Tax Information and Guidelines for
Certification of Taxpayer Identification Number on Substitute Form W-9" on next page)

PAYER'S NAME: U.S. BANK NATIONAL ASSOCIATION

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer's Request for Taxpayer Identification Number ("TIN") and Certificate	Part I—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number or Employer Identification Number

Name (Please Print)

Address

City	State	ZIP Code

Part II—Awaiting TIN ☐

Part III—Certification—Under penalties of perjury, I certify that:

(1)
The number shown on this form is my correct TIN (or a TIN has not been issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future);

(2)
I am not subject to backup withholding because: (a) I am exempt from backup withholding; (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)
I am a U.S. person (including a U.S. resident alien).

You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been advised by the IRS that such backup withholding has been terminated.

FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING.

Sign Here:	Signature:	Date:

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART II OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under the penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN within 60 days, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature:	Date:

Name (please print):

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  Exhibit 99.1
LETTER OF TRANSMITTAL